FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”) dated as of November 16, 2020 between SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as amended, restated, supplemented or modified and in effect as of the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders temporarily waive (collectively, the “Requested Waiver”) the Acknowledged Events of Default set forth on Schedule 1 hereof and waive compliance with the Maximum Consolidated Total Leverage Ratio required by Section 7.15(a) of the Amended Credit Agreement for the Fiscal Quarter ending September 30, 2020 (collectively, the “Specified Events of Default”), in each case on the terms and for the period set forth herein;

WHEREAS, the Borrower, the Guarantors, the Required Lenders and the Agent (at the direction of the Required Lenders) have agreed to amend the Existing Credit Agreement and waive the Acknowledged Events of Default, in each case, as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Amended Credit Agreement.
2.	Representations and Warranties. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists under the Existing Credit Agreement or under any other Loan Document on and as of the date hereof, and (ii) after giving effect to this Amendment, all representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.
3.	Amendments to Existing Credit Agreement.

a.	Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“13-Week Cash Flow Forecast” means each 13-week rolling cash flow forecast delivered pursuant to Section 6.02(o) on a bi-weekly basis, which shall (i) show cash receipts and cash disbursements of the Loan Parties and track accounts receivable, accounts payable and sales performance, in each case, projected through the period of 13 consecutive weeks including the week in which such forecast is delivered by the Borrower to the Agent (for distribution to the Lenders) and (ii) otherwise be in form and substance, and with such detail, as is reasonably acceptable to the KKR Representative.

“Fifth Amendment” means that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of November 16, 2020.

“Fifth Amendment Effective Date” means the date that all conditions precedent as set forth in Section 5 of the Fifth Amendment have been satisfied.

b.	Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new paragraph at the end of the definition of “Permitted Disposition”:

Notwithstanding the foregoing, from and after the Fifth Amendment Effective Date, (i) no such Permitted Dispositions specified in clauses (a), (b), (d), (e), (f) or (h) above shall be permitted without the prior express written consent of the KKR Representative and (ii) no single or series of related Permitted Dispositions specified in clause (c) above in an aggregate amount of $100,000 or greater shall be permitted without the prior express written consent of the KKR Representative; provided, that the Loan Parties or their Subsidiaries shall be permitted to enter into licenses and sublicenses in the ordinary course of business and consistent with past practice, so long as each such each such license or sublicense (i) generates royalty revenue, (ii) includes minimum guaranteed payments, (iii) is for a term not longer than five years, and (iv) does not include any option for the licensee to (a) extend the term of the license or (b) purchase the licensed property.

c.	Section 2.04(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(c)In connection with (i) any Disposition of any Collateral (other than Permitted Dispositions of the type referred to in clauses (d), (e) and (f) of the definition thereof, other than with respect to Dispositions of Intellectual Property as set forth in clause (b) above and other than with respect to the MSLO Disposition as set forth in subclause (ii) below) in any Fiscal Year in excess of the Threshold Amount, the Borrower shall apply the aggregate Net Proceeds received in excess of the Threshold Amount to prepay the Loans (including L/C Borrowings) up to an amount which is equal to 100% of the Net Proceeds from the Disposition of such Collateral and (ii) the receipt of the Net Proceeds of the MSLO Disposition, the Borrower shall apply such Net Proceeds (x) received on the Second Amendment Effective Date (in each case in an amount as was separately agreed in writing by the Borrower and the Agent (at the direction of the Required Lenders)) as follows:

(1) first, to the BoA Agent, with such Net Proceeds being used to repay Revolving Loans (as defined in the BoA Credit Agreement), (2) second, to BoA Agent, with such Net Proceeds being used to repay Tranche A-1 Term Loans (as defined in the BoA Credit Agreement) and (3) third, to the Borrower and (y) received after the Second Amendment Effective Date, within one Business Day of receipt thereof, to BoA Agent, with such Net Proceeds being used to repay Tranche A-1 Term Loans (as defined in the BoA Credit Agreement).

d.	Article V of the Existing Credit Agreement is hereby amended by adding the following new Section 5.26:

Section 5.26.     Excluded Subsidiaries.

As of the Fifth Amendment Effective Date and at all times thereafter, no Subsidiary constitutes an Excluded Subsidiary and no Loan Party shall form or otherwise acquire any Excluded Subsidiary.

e.	Section 6.02 of the Existing Credit Agreement is hereby amended by adding the following new subsections (o) and (p):

(o)     commencing on the first week following the Fifth Amendment Effective Date and on a bi-weekly basis thereafter (by 5:00 p.m. New York City time no later than the third (3rd) Business Day of each second week), furnish to the Agent (for distribution to the Lenders), (i) a 13-Week Cash Flow Forecast, (ii) a report setting forth the accounts receivables and aging accounts payable of the Loan Parties and their Subsidiaries for the previous two week period, (iii) if any payments are received from licensees more frequently than quarterly, a sales pacing report of the Loan Parties and their Subsidiaries prepared by the Borrower for the previous two week period; and

(p) commencing on the first week following the Fifth Amendment Effective Date and on a weekly basis thereafter (by 5:00 p.m. New York City time no later than the Friday of each week), furnish to the Agent (for distribution to the Lenders) a copy of each license agreement entered into in the prior week.

f.	Article VI of the Existing Credit Agreement is hereby amended by adding the following new Section 6.18:

Section 6.18Lender Meetings. The Loan Parties shall cause their senior management and their advisors (including any investment banker and/or financial advisor) to make themselves available (a) each Tuesday from and after the Fifth Amendment Effective Date at 11:00 a.m. prevailing Eastern Time, and (b) at such other dates and times requested by the Required Lenders (which dates and times shall be reasonably satisfactory to the Required Lenders and the Loan Parties), in each case, for a conference call with the KKR Representative and the Lenders for purposes of discussing (x) any updates concerning the Loan Parties’ ongoing strategic initiatives, (y) any information contained in any 13-Week Cash Flow Forecast and any other report delivered pursuant to Section 6.02(o), and (z) any other information regarding the Loan Parties’ business results and operations reasonably requested by the KKR Representative or the Lenders.

g.	Section 7.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired or sign or file or suffer to exist under the UCC or any similar Law or statute of any jurisdiction a financing statement that names any Loan Party as debtor; sign or suffer to exist any security agreement authorizing any Person thereunder to file such financing statement; sell any of its property or assets subject to an understanding or agreement (contingent or otherwise) to repurchase such property or assets with recourse to it; or assign or otherwise transfer any accounts or other rights to receive income, other than, as to all of the above, Permitted Encumbrances; provided, that from and after the Fifth Amendment Effective Date, no Loan Party shall nor shall it permit any of its Subsidiaries to create, incur, assume or suffer to exist any Permitted Encumbrance pursuant to clauses (i), (o) or (s) thereof without the prior express written consent of the KKR Representative.

h.	Section 7.02 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Make any Investments, except Permitted Investments; provided, that from and after the Fifth Amendment Effective Date, no Loan  Party nor any Subsidiary shall be permitted to make any Permitted Investment pursuant to clauses (g)(iii), (g)(iv), (i), (j), (l), (m) or (v) of the definition thereof without the prior express written consent of the KKR Representative.

i.	Section 7.03 of the Existing Credit Agreement is hereby amended by adding the following new paragraph at the end of such section:

Notwithstanding the foregoing, from and after the Fifth Amendment Effective Date, no Loan Party shall nor shall it permit any Subsidiary to incur any new Indebtedness (other than Indebtedness outstanding under the BoA Facility (as in effect on the Fifth Amendment Effective Date) or any other Indebtedness outstanding on the Fifth Amendment Effective Date) without the prior express written consent of the KKR Representative.

j.	Section 7.04 of the Existing Credit Agreement is hereby amended by adding the following new paragraph at the end of such section:

Notwithstanding the foregoing or anything to the contrary contained herein, from and after the Fifth Amendment Effective Date, no Loan Party shall nor shall any Subsidiary form or otherwise acquire any Excluded Subsidiary.

k.	Section 7.06 of the Existing Credit Agreement is hereby amended by adding the following new paragraph at the end of such section:

Notwithstanding the foregoing, from and after the Fifth Amendment Effective Date, no such Restricted Payments specified in clauses (c), (e), (f), (g), (h) and (j) above shall be permitted without the prior express written consent of the KKR Representative.

l.	Section 7.07 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness for borrowed money, except with the prior express written consent of the KKR Representative (other than with respect to clause (a)(ii) below, which for the avoidance of doubt shall not require prior express written consent of the KKR Representative): (a) (i) as long as no Default or Event of Default then exists, regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of Permitted Indebtedness (other than the BoA Facility), (ii) regularly scheduled payments and mandatory prepayments under the BoA Facility, and so long as no Default or Event of Default then exists, prepayment and other repurchases, redemptions or defeasances under the BoA Facility and any Permitted Refinancing thereof, in each case not in violation of the Intercreditor Agreement, (b) the purchase, redemption, defeasance or other acquisition or retirement of any Indebtedness of the Borrower or any Subsidiary or of any Equity Interests of the Borrower or any Subsidiary in exchange for, or out of the net cash proceeds of a contribution to the common equity of the Borrower or any Subsidiary, or a substantially concurrent sale of, Equity Interests (other than Disqualified Stock) of the Borrower or any Subsidiary and (c) the purchase, redemption, defeasance or other acquisition or retirement of Indebtedness with the net cash proceeds from an incurrence of any Permitted Refinancing thereof.

m.	Section 8.01 of the Existing Credit Agreement is hereby amended by amending and restating the clause (b) thereof in its entirety as follows:

(b) Specific Covenants.  Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of (i) Sections 6.03(a), 6.05(a) (solely with respect to the Borrower), 6.06(b)(i)(A), 6.07, 6.17, 6.18 or Article VII, (ii) Section 6.02(o) and such failure continues for 2 Business Days, (iii) Section 6.02(p) and such failure continues for 5 days, (iv) Sections 6.01, 6.02 (other than 6.02(o) and 6.02(p)), or 6.03 (other than 6.03(a)) and such failure continues for 10 days, (v) Section 6.06(b)(i)(B) and (ii) – (iv) and such failure continues for 10 days or (vi) Section 6.11 or 6.13 and such failure continues for 15 days; or

4.	Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Amendment, Agent and the Lenders party hereto hereby grant the Requested Waiver through December 31, 2020 unless the Requested Waiver is extended as set forth below; provided, that the foregoing waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of (i) any breach, Default or Event of Default other than as specifically waived herein, or (ii) any breach, Default or Event of Default of which Agent or any of the Lenders have not been informed by any Loan Party, (b) affect the right of Agent or any of the Lenders to demand strict compliance by each Loan Party with all terms and conditions of the Credit Agreement and the Loan Documents, except as specifically consented to, modified or waived by the terms hereof, (c) be deemed a consent to or waiver of any future transaction or action on the part of any Loan Party requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or the Loan Documents, or (d) diminish, prejudice or waive any of Agent’s or any Lender’s rights and remedies under the Credit Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and Agent and each of the Lenders hereby reserve all of such rights and remedies. It is understood and agreed that the Requested Waiver is temporary and shall expire on December 31, 2020 unless extended by the Agent (at the direction of the Required Lenders in their sole discretion). Upon the expiration of the Requested Waiver, the Specified Events of Defaults shall constitute an immediate Event of Default under the Credit Agreement. For the avoidance of doubt and notwithstanding anything herein to the contrary, during the period in which the Requested Waiver is in effect, to the extent any provision of the Credit Agreement or any other Loan Document is qualified by, or requires the absence of, any Default or Event of Default, a Default or Event of Default shall be deemed to have occurred for purposes of such provisions as a result of the Specified Events of Default notwithstanding the Requested Waiver.
5.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (at the direction of the Required Lenders):
a.	This Amendment shall have been duly executed and delivered by the Borrower, the other Loan Parties, and the Required Lenders, and the Agent shall have received evidence thereof.
b.	The Agent shall have received a duly executed Amendment to Fourth Amendment to Third Amended and Restated Credit Agreement Side Letter, dated as of the date hereof, by and among the Borrower, the Agent and the Lenders party thereto (the “Side Letter Amendment”).
c.	All action on the part of the Borrower and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the other Loan Documents shall have been duly and effectively taken.
d.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
e.	The Borrower shall have paid in full all fees and expenses of the Agent (including the reasonable and documented fees and expenses of counsel for the Agent) and the KKR Representative (including those of King & Spalding LLP and Province Inc.) due and payable on or prior to the Fifth Amendment Effective Date, and in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the Fifth Amendment Effective Date.
f.	The Borrower shall have delivered an updated Information Certificate and other customary corporate documents as the KKR Representative shall reasonably request.
g.	The Borrower shall have filed (or caused to have been filed) a UCC-3 continuation statement with the Secretary of State of the State of Delaware for each of (1) the original UCC-1 financing statement filed on December 4, 2015 naming the Borrower as debtor and the Agent as secured party (Filing no. 20155810014) and (2) the original UCC-1 financing statement filed on January 6, 2016 naming Heeling Sports Limited as debtor and the Agent as secured party (Filing no. 20160102093).
6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.
7.	Reaffirmation of Obligations. The Borrower hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
8.	Loan Document. This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.
9.	Multiple Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.
10.	Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
11.	Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.
12.	Agent Authorization. Each of the undersigned Lenders hereby authorizes Agent to execute and deliver this Amendment and the Side Letter Amendment on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

GUARANTORS:

SQBG, INC.

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

SEQUENTIAL LICENSING, INC.

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

WILLIAM RAST LICENSING, LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

HEELING SPORTS LIMITED

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

B®AND MATTER, LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

SBG FM, LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

SBG UNIVERSE BRANDS, LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

GALAXY BRANDS LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

The Basketball Marketing Company, Inc.

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

AMERICAN SPORTING GOODS CORPORATION

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

LNT BRANDS LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

JOE’S HOLDINGS LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

GAIAM BRAND HOLDCO, LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

GAIAM AMERICAS, INC.

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

SBG-GAIAM HOLDINGS, LLC

By:   /s/ William Sweedler
Name:    William Sweedler
Title:   Executive Chairman

wilmington trust, national association, as Agent

By:   /s/ David Bergstrom
Name:   David Bergstrom
Title:   Vice President

LENDERS:

FS KKR CAPITAL CORP.

By: __/s/ Jessica Woolf____________________

Name: Jessica Woolf

Title: Authorized Signatory

FS KKR MM CLO 1 LLC

By: __/s/ Jessica Woolf____________________

Name: Jessica Woolf

Title: Authorized Signatory

DARBY CREEK LLC

By: __/s/ Jessica Woolf_____________________

Name: Jessica Woolf

Title: Authorized Signatory

FS KKR CAPITAL CORP. II

By: __/s/ Jessica Woolf____________________

Name: Jessica Woolf

Title: Authorized Signatory

DUNLAP FUNDING LLC

By: __/s/ Jessica Woolf__________________

Name: Jessica Woolf

Title: Authorized Signatory

Schedule 1

Existing Events of Default

(i)	The Event of Default that has arisen under Section 6.01(b) of the Credit Agreement due to the failure of the Borrower to deliver the audited financial statements of the Borrower and its Subsidiaries for the Fiscal Quarter ended March 31, 2020 (“Q1 Financials”) in accordance with the provisions set forth in Section 6.01(b) of the Credit Agreement and which such failure to deliver the Q1 Financials has continued for more than 10 days after the delivery date required under the Credit Agreement (“Q1 Financials EOD”).

(ii)	The Event of Default that has arisen under Section 6.02(b) of the Credit Agreement due to the failure of the Borrower to deliver the Compliance Certificate for the Fiscal Quarter ended March 31, 2020 (“Q1 Compliance Certificate”) in accordance with the provisions set forth in Section 6.02(b) of the Credit Agreement, which such failure to deliver the Q1 Compliance Certificate has continued for more than 10 days after the delivery date required under the Credit Agreement (the “Q1 Compliance Certificate EOD”).

(iii)	The Event of Default that has arisen under Section 6.01(f) of the Credit Agreement due to the failure of the Borrower to deliver the updated report of the royalty revenue summary by brand and related licensing detail with respect to the Material Licenses of the Loan Parties and any subsidiary for the Fiscal Quarter ended March 31, 2020 (“Q1 Royalty Report”) in accordance with the provisions set forth in Section 6.01(f) of the Credit Agreement and which such failure to deliver the Q1 Royalty Report has continued for more than 15 days after the delivery date required under the Credit Agreement (“Q1 Royalty Report EOD”).

(iv)	The Event of Default that has arisen under Section 2 of the Fourth Amendment to Third Amended and Restated Credit Agreement Side Letter (the “Side Letter”) due to the failure of the Borrower to deliver the amendment fee to the Agent, for the benefit of the Lenders, by May 31, 2020 (“Fourth Amendment Fee”) required pursuant to the provisions set forth in Section 2 of the Side Letter (“Fourth Amendment EOD”).

(v)	The Event of Default that has arisen under Section 8.01(e) of the Credit Agreement due to the failure of the Borrower to (x) deliver the audited financial statements of the Borrower and its Subsidiaries for the Fiscal Quarter ended March 31, 2020 in accordance with the provisions set forth in Section 8.01(e) of the BoA Credit Agreement (the “BoA Financials EOD”), (y) deliver the Compliance Certificate for the Fiscal Quarter ended March 31, 2020 (“BoA Compliance Certificate”) in accordance with the provisions set forth in Section 6.02(b) of the Credit Agreement, which such failure to deliver the BoA Compliance Certificate has continued for more than 10 days after the delivery date required under the BoA Credit Agreement (the “BoA Compliance Certificate EOD”), and (z) deliver the updated report of the royalty revenue summary by brand and related licensing detail with respect to the Material Licenses of the Loan Parties and any subsidiary for the Fiscal Quarter ended March 31, 2020 (“BoA Royalty Report”) in accordance with the provisions set forth in Section 6.01(f) of the BoA Credit Agreement and which such failure to deliver the BoA Royalty Report has continued for more than 15 days after the delivery date required under the BoA Credit Agreement (“BoA Royalty Report EOD”, and together with the Q1 Financials EOD, the Q1 Compliance Certificate EOD,

the Q1 Royalty Report EOD, the Fourth Amendment EOD, the BoA Financials EOD, and the BoA Compliance Certificate EOD, collectively, the “Acknowledged Events of Default”).